EXHIBIT 10.3

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT (this "AGREEMENT"), dated as of February 11, 1997, by and between EqualNet Holding Corp., a Texas corporation (the "Company"), having an office at EqualNet Plaza, 1250 Wood Branch Park Drive, Houston, Texas 77079-1212, its subsidiaries, EqualNet Corporation, a Delaware corporation ("E Sub"), TeleSource, Inc., a Texas corporation ("TeleSource"), and EqualNet Wholesale Services, Inc., a Delaware corporation ("WHOLESALE," and together with E Sub and TeleSource, the "SUBSIDIARIES" and the Subsidiaries together with the Company, the "EQUALNET COMPANIES"), and The Furst Group, Inc., a New Jersey corporation (the "Purchaser"), having an office at 459 Oakshade Road, Shamong, New Jersey 08088.

                              PRELIMINARY STATEMENT

                  The EqualNet Companies have entered into a Note and Warrant Purchase Agreement, dated as of February 3, 1997 (the "NOTE AGREEMENT"; capitalized terms defined in the Note Agreement and not otherwise defined herein being used herein as therein defined), with the Purchaser. It is a condition to the Purchaser's obligation to purchase the Notes, Refinancing Notes and Warrants under the Note Agreement that this Security Agreement be executed and delivered.

                  NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. GRANT OF SECURITY INTEREST. Each EqualNet Company hereby pledges, hypothecates, transfers, grants and assigns to the Purchaser, and agrees that the Purchaser shall have, a security interest in and lien on the following:

                  (a) all of the accounts and general intangibles, whether now owned or hereafter created arising or acquired, of such EqualNet Company or in which EqualNet Company now or hereafter has any interest, and all guarantees thereof and all security now or hereafter held by such EqualNet Company for the payment or satisfaction thereof; and

                  (b) all proceeds of the foregoing and proceeds of other proceeds; and

                  (c) without limiting the generality of (a) or (b) above, all customer lists, letters of authorization, letters of agency, verification tapes and other supporting documentation and books and records relative to (a) or (b) above.

All of the foregoing being referred to herein as the "Collateral." The terms "accounts," "general intangible" and "proceeds" as used herein shall have the meanings specified from time to time in the Uniform Commercial Code as in effect in the State of New York (the "UCC").

                  2. OBLIGATIONS SECURED. The Collateral secures the payment in full, when due, of any and all indebtedness (including but not limited to network usage and non-usage charges and other trade indebtedness) and other obligations of such EqualNet Company to the Purchaser, whether now existing or hereafter incurred or arising, of every kind and description, direct or indirect, primary or secondary, including, without limitation, indebtedness and other obligations arising out of the Note Agreement, the Notes, the Refinancing Notes, the Warrants, this Agreement, or any supplement thereto or hereto, in each case as the same may be increased or reduced from time to time, and whether or not evidenced by any note or other instrument, including without limitation any and all sums from time to time advanced by the Purchaser in payment of taxes, assessments and other public charges and expenses, or to satisfy prior encumbrances, or for the payment of which such EqualNet Company otherwise is obligated and which, if not paid, might encumber any property of such EqualNet Company, it being understood and agreed, nevertheless, that the Purchaser shall not have any obligation to make any such advance (all of the indebtedness and other obligations described in this Section 2 being herein sometimes referred to collectively as the "OBLIGATIONS SECURED"). Payments of all amounts owed hereunder by any of the EqualNet Companies to Purchaser shall be made and delivered to Secured Party, or its agent, in the State of New York, by wire transfer of immediately available funds. Secured Party shall deliver to the EqualNet Companies written wire transfer instructions with respect to the foregoing.

                  3. REPRESENTATIONS AND WARRANTIES. The EqualNet Companies jointly and severally represent and to the Purchaser that:

                  (a) None of the EqualNet Companies have changed their name in the last year;

                  (b) The location of the chief executive office of each of the EqualNet Companies is the office whose address is set forth above; and

                  (c) Except as set forth in a notice delivered to the Purchaser, none of the presently existing Collateral arises out of a contract with the United States or any department, agency or instrumentality thereof.

So long as any Obligations Secured remain unpaid or the EqualNet Companies shall be entitled to borrow under the Note Agreement, the EqualNet Companies shall be deemed to represent and warrant continuously to the Purchaser all of the representations and warranties set forth in this Section 3.

                  4. MAINTENANCE OF COLLATERAL AND TITLE THERETO. The EqualNet Companies jointly and severally represent, warrant and covenant to and with the Purchaser that they have or will acquire and maintain absolute and exclusive title to each and every item of the Collateral, free and clear of all liens, claims, security interests and other encumbrances (except oniy security interests in favor of the Purchaser and except for those liens and security interests granted pursuant to the Credit Agreement dated as of November 30, 1995 (as amended through the date hereof (the "CREDIT AGREEMENT") among the Company and each of the lenders who is or may become from time to time a party thereto and Comerica Bank-Texas, as agent). The EqualNet Companies will jointly and severally warrant and defend unto the Purchaser and its successors and assigns title to all of the Collateral purported to be owned by them against the claims and demands of all persons whomsoever except the liens granted pursuant to the Credit Agreement. The EqualNet Companies shall pay any and all taxes, assessments and other public accounts and charges of every kind and nature which may be levied upon or assessed against any part of the Collateral. The EqualNet Companies shall not permit any liens, claims, security interests or other encumbrances (except only security interests in favor of the Purchaser and except for those liens and security interests granted pursuant to the Credit Agreement) to attach to any part of the Collateral, nor permit any part of the Collateral to be levied upon under any legal process. Without the prior written consent of the Purchaser, the EqualNet Companies shall not amend or terminate any contract or other document or instrument constituting part of the Collateral, except for routine transactions in the ordinary course of business. Except in the ordinary course of business consistent with past practice, the EqualNet Companies shall not do or permit to be done anything which might impair the value of any item of the Collateral owned by them or the security intended to be afforded hereby.

                  5.    COLLECTION OF ACCOUNTS.

                  (a) The EqualNet Companies will cause all moneys, checks, notes, drafts and other payments relating to or constituting proceeds of accounts of the EqualNet Companies upon which the Purchaser has a first priority security interest to be forwarded to a U.S. Postal Service box ("Lockbox") specified by Purchaser for deposit in an account ("COLLATERAL ACCOUNT") of the EqualNet Companies under the control of Purchaser as may be specified in an agreement among the Company, the Purchaser and the institution where such Collateral Account is located. The EqualNet Companies will advise each account debtor to address all remittances with respect to amounts payable on account of any accounts to the specified Lockbox and all invoices relating to any such accounts to indicate that payment is to be made via the specified Lockbox.

                  (b) The EqualNet Companies and the Purchaser shall cause all collected balances in the Collateral Account to be:

                           (i) paid to the Purchaser or other holders of the Refinancing Notes to the extent of any amount due and payable pursuant to Section 2.3(a) of the Note Agreement, and

                           (ii) with respect to the balance, so long as no Event
                  of Default under the Notes or the Refinancing Notes has occurred and is continuing, transferred to a deposit account of the EqualNet Companies as instructed by the EqualNet Companies from time to time.

                  (c) Any monies, checks, notes, drafts or other payments referred to in paragraph (a) of this Section 5 which, notwithstanding the terms of such paragraph, are received by or on behalf of the EqualNet Companies, will be held in trust and transferred as promptly as possible, in the exact form received, together with any necessary endorsements for deposit in the Collateral Account.

                  6. VERIFICATION AND NOTIFICATION. The Purchaser shall have the right at any time and from to time,

                  (a) in the name of any of the EqualNet Companies or in the name of the Purchaser to verify the validity, amount or any other matter relating to any accounts by mail, telephone, telegraph or otherwise, and

                  (b) to notify the account debtors under any accounts of the assignment of such accounts to the Purchaser and to direct such account debtor to make payment of all amounts due or to become due thereunder directly to the Purchaser upon such notification and after the occurrence of an Event of Default, to enforce collection of any such accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the EqualNet Companies might have done.

                  7 DELIVERY OF INSTRUMENTS. In the event any Account becomes evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, the EqualNet Companies will immediately thereafter deliver such instrument to the Purchaser, appropriately endorsed to the Purchaser.

                  8. INSPECTION. The Purchaser (by any of its officers, employees or agents) shall have the right at any time or times to inspect all files relating to the Collateral to discuss the EqualNet Companies' affairs and finances, insofar as the same are reasonably related to the rights of the Purchaser hereunder or under any of the Documents, with any Person to verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and, in this connectidn, to review, audit and make extracts from all records and files related to any of the Collateral.

                  9. SCHEDULE OF ACCOUNTS. At the request of the Purchaser, the EqualNet Companies shall deliver the Purchaser on or before the 15th day of each month a schedule of their accounts receivable which

                  (a) shall be as of the end of the immediately preceding month,

                  (b) shall be reconciled to the Borrowing Base Certificate, if any, as of the end of such month,

                  (c) shall set forth a detailed aged trial balance of all its then existing Accounts, specifying the names, addresses and balance due for each account debtor obligated on an Account so listed, and

                  (d) shall set forth a detailed report of balances due from each account debtor, specifying the names and addresses of each account debtor.

                  10. POWER OF ATTORNEY. Each EqualNet Company hereby appoints the Purchaser as its attorney, power

                  (a) as long as an Event of Default has occurred and is continuing, to endorse the name of such EqualNet Company on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Purchaser's possession, and

                  (b) to sign the name of such EqualNet Company on any notices of assignment, financing statements and other public records relating to the perfection or priority of the security interest or verification of accounts and on notices to or from customers.

                  11. GOVERNMENT ACCOUNTS. If any account arises out of a contract with the United States or any department, agency or instrumentality thereof, the EqualNet Companies shall immediately notify the Purchaser thereof in writing and execute any instruments and take any steps required by the Purchaser in order that the security interest hereunder in the applicable EqualNet Company's contract right under such contract and in all accounts arising thereunder and in the proceeds thereof shall be perfected under the provisions of the Federal Assignment of Claims Act.

                  12. CHANGE IN NAME OR CHIEF EXECUTIVE OFFICE. The EqualNet Companies shall notily the Purchaser in writing 30 days prior to any change in the name of an EqualNet Company or any change in the location of its chief executive office.

                  13. RIGHTS AND REMEDIES UPON DEFAULT. Upon the occurrence and during the continuation of any Event of Default under the Notes or the Refinancing Notes, the Lender shall have, in addition to all other rights and remedies provided by law, all of the rights and remedies of a secured creditor under the UCC.

                  14. WAIVERS AND OTHER AGREEMENTS. Each EqualNet Company to the extent of its interest in the Collateral hereby waives and releases any and all right to require the Purchaser to collect any of the Obligations Secured from any specific item or items of the Collateral or from any other collateral security under any theory of marshaling of assets or otherwise, and each EqualNet Company specifically authorizes the Purchaser to apply any item or items of the Collateral in which any EqualNet Company may have any interest against any portion of the Obligations Secured in such manner as the Purchaser may determine in the Purchaser's exclusive discretion. Purchaser is hereby authorized by the EqualNet Companies without any liability to the Purchaser, in its exclusive discretion and without notice to or demand upon any of the EqualNet Companies and without otherwise affecting any of the EqualNet Companies' obligations hereunder, from time to time to take and hold other collateral (in addition to or other than the Collateral itself) for the payment of the Obligations Secured or any part thereof, and to accept and hold any endorsement or guaranty of payment of the Obligations Secured or any part thereof and to release or substitute any endorser or guarantor or any other person granting security for or in any other way obligated upon the Obligations Secured or any part thereof

                  15. FURTHER ASSURANCES, ETC. With respect to the Collateral, each EqualNet Company agrees to do, file, record, make, execute and deliver all such acts, deeds, things, notices and instruments as may be necessary or desirable in the opinion of the Purchaser in order to vest more fully in and assure to the Purchaser the liens on and security interests in the Collateral created hereby or intended so to be and the enforcement and realization of the benefits of, all of the rights, remedies and powers of the Purchaser hereunder relating to the Collateral. The Purchaser shall not have any obligation to take any steps, and each EqualNet Company shall in each case duly take all steps, necessary to perfect and otherwise preserve against all other parties the rights of such EqualNet Company and those of the Purchaser in the Collateral and each and every item thereof.

                  16. TRANSFER OF INTEREST. Any or all of the rights, benefits and advantages of the Purchaser under this Agreement or any of the other Documents, and the right to receive payment of the principal of and premium, if any, and interest on the Notes and Refinancing Notes as and when due and payable by the EqualNet Companies may be assigned by the Purchaser and reassigned by any assignee at any time and from time to time.

                  17. EXPENSES. The EqualNet Companies shall pay all costs of filing of any financing, continuation or termination statements or security agreements with respect to the Collateral deemed by the Purchaser to be necessary or advisable in order to perfect and protect the liens and security interests hereby created in favor of the Purchaser or intended so to be. Each EqualNet Company agrees that the Collateral secures, and further agrees to pay on demand, all reasonable expenses (including but not limited to reasonable attorneys' fees and other costs for legal services, costs of insurance and payments of taxes or other charges) of or incidental to the custody, care, sale or collection of or realization on any of the Collateral or in any way relating to the enforcement or protection of the rights of the Purchaser hereunder or under the other Documents.

                  18. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way the validity or enforceability of any other provision.

                  19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

                  20. HEADINGS. Article and Section headings in this Agreement are included herein for of reference only and shall not constitute a part of this Agreement for any other purpose.

                  21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument, and either of the parties hereto may execute this by signing any such counterpart.

                  22. INTERCREDITOR AGREEMENT. This Agreement and the security interest granted hereby are to the terms of the Intercreditor Agreement.

                  23. BINDING EFFECT. This Agreement shall be binding upon and enure to the benefit of the and their respective successors and assigns.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.

                           EQUALNET COMPANIES:

                                     EQUALNET HOLDING CORP.
                                     By:[SIG ILLEGIBLE]
                                        President

                                     EQUALNET CORPORATION
                                     By:[SIG ILLEGIBLE]
                                        President

                                     TELESOURCE, INC.
                                     By:[SIG ILLEGIBLE]
                                        President

                                     EQUALNET WHOLESALE SERVICES, INC.

                                     By:[SIG ILLEGIBLE]
                                        President

                                   PURCHASER:

                                     THE FURST GROUP, INC.

                                     By:[SIG ILLEGIBLE]
                                        Executive Vice President

                                      8